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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 14, 2002





                           J. ALEXANDER'S CORPORATION
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             (Exact name of registrant as specified in its charter)





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
                  Tennessee                               1-8766                  62-0854056
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(State or other jurisdiction of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                                              Identification No.)
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      3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, TN 37202
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              (Address of principal executive offices) (Zip Code)


                                 (615) 269-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 9.           REGULATION FD DISCLOSURE.

         Attached as exhibits 99.1 and 99.2 are the certifications of Lonnie J. Stout II, Chairman, President and Chief Executive Officer of J. Alexander's Corporation (the "Company"), and R. Gregory Lewis, Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 14, 2002                      J. ALEXANDER'S CORPORATION



                                            By:       /s/ Lonnie J. Stout II
                                                     --------------------------
                                                     Lonnie J. Stout II
                                                     Chairman, President and
                                                     Chief Executive Officer


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                                 EXHIBIT INDEX

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
      Exhibit No.          Description
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
          99.1             Certificate of Chairman, President and Chief Executive Officer relating to Quarterly Report on Form 10-Q for period ended June 30, 2002

          99.2             Certificate of Vice President and Chief Financial  Officer  relating to Quarterly  Report on
                           Form 10-Q for period ended June 30, 2002
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